SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2003

(exact name of registrant as specified in its charter)

Florida	0-25681	65-0423422
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11811 U.S. Highway One Suite 101 North Palm Beach, Florida	33408
(zip code)

Registrant’s telephone number, including area code: (561) 630-2400

Item 7. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

None.

(b)	Pro forma financial information.

None.

(c)	Exhibits.

99.1         Text of press release of Bankrate, Inc. dated July 29, 2003.

Item 9. Regulation FD Disclosure. (The following discussion is furnished under Item 12. Results of Operations and Financial Condition).

In accordance with SEC Release No. 33-8216, the following information, required to be furnished under “Item 12. Results of Operations and Financial Condition”, is furnished under “Item 9. Regulation FD Disclosure”.

On July 29, 2003, Bankrate, Inc. (the “Company”) announced via press release the Company’s results for its second quarter ended June 30, 2003. A copy of the Company’s press release is included herein as Exhibit 99.1. This Form 8-K is provided under Item 12. of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKRATE, INC.

Date: July 29, 2003	/s/ ROBERT J. DEFRANCO
Robert J. DeFranco Senior Vice President Chief Financial Officer

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EXHIBIT INDEX

Exhibit

99.1	Text of press release of Bankrate, Inc. dated July 29, 2003.

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